                                                                    EXHIBIT 10.2


     NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN THIS NOTE IS SUBJECT TO AND PAYMENTS OF PRINCIPAL AND INTEREST IN RESPECT OF THIS NOTE ARE SUBORDINATED, TO THE EXTENT AND IN THE MANNER SPECIFIED IN THAT CERTAIN DEBT SUBORDINATION AGREEMENT DATED NOVEMBER 21, 1990, AMONG BORROWER, LENDER AND STANCHART BUSINESS CREDIT, INC., THAT CERTAIN SELLER DEBT SUBORDINATION AGREEMENT DATED AS OF JANUARY 23, 1991, AMONG BORROWER, LENDER AND BW CAPITAL CORPORATION (COLLECTIVELY THE "SUBORDINATION AGREEMENTS") AND THAT CERTAIN POST-CLOSING AGREEMENT DATED AUGUST 2, 1991, AMONG BORROWER AND HIRAM JOHNSON TO ALL SUPERIOR DEBT OF BORROWER, AS DEFINED IN THE SUBORDINATION AGREEMENTS AND THE POST-CLOSING AGREEMENT.

--------------------------------------------------------------------------------

                      AMENDED AND RESTATED PROMISSORY NOTE
                      ------------------------------------

US $200,000.00                                                   August 16, 1995
                                                    Rancho Dominguez, California


     FOR VALUE RECEIVED, the undersigned ADVANCED MATERIALS GROUP, INC., a Nevada corporation, successor to WILSHIRE FOAM PRODUCTS, INC., a California corporation (hereinafter "Borrower"), hereby promises to pay to the order of HIRAM J. JOHNSON and BETH A. JOHNSON, Trustees of the JOHNSON TRUST, est. 9/21/87 (hereinafter "Lender"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of TWO HUNDRED THOUSAND AND NO/100 DOLLARS (US $200,000.00), together with simple interest from and after March 1, 1991, on the unpaid principal balance outstanding at a rate per annum equal to the lesser of twelve percent (12%) or the maximum rate permitted by law.

     Interest hereunder shall be computed on the basis of actual days elapsed over the period of a 360-day year.

     Interest and any principal on this Note shall be due and payable in consecutive monthly installments of Two Thousand Dollars ($2,000.00) per months commencing on August 1, 1991, and continuing on the first day of every month thereafter until June 1, 1997, when all unpaid principal and accrued interest shall become due and payable. Each payment made hereunder shall be applied first to accrued interest and then to principal.

     If this Note is required to be collected by or through an attorney at law, then Borrower shall be obligated to pay, in addition to the principal balance and accrued interest, reasonable attorneys' fees.

     To the fullest extent permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of nonpayment, notice of maturity, notice of protest, and diligence in collection.

     Whenever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of the Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy.

     This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

     This Note is issued pursuant to and is subject to that certain Purchase Agreement dated October 1, 1990, by and among Borrower and Wilshire Foam Products, Inc., (thereafter known as S&J Liquidating Corp.) and Messrs. Stephen
P. Scibelli and Hiram Johnson (the "Purchase Agreement"), as amended. All of the terms, covenants, and conditions of the Purchase Agreement are incorporated herein by reference except to the extent they conflict with the terms of this Note. The Note is nonassignable.

     As long as all debts to which this Note is subordinated pursuant to the Post-Closing Agreement have been fully satisfied, the occurrence of an "Event of Default" under this Note shall entitle Lender or its assignee at its option to declare the balance of the principal of the Note immediately due and payable, without notice to or demand upon Borrower, all of which Borrower hereby expressly waives. An "Event of Default" by Borrower under this Note shall occur only if one of the following occurs after August 16, 1995, (i) Borrower fails to pay six (6) consecutive monthly installment payments when due under this Note, (ii) there is a change in ownership or control of fifty percent (50%) or more of the issued and outstanding common stock of Borrower in one or a series of related transfers (excluding transfers of the stock held by Lender), (iii) Borrower sells, transfer, leases or otherwise disposes of, whether by sale or otherwise, substantially all of its assets, or (iv) Borrower acquires, merges or consolidates with or into any other business organization and the shareholders of Borrower do not own a majority of the ownership interest of the surviving organization.

     Until all amounts due hereunder have been paid in full, and so long as (1) Lender is not in violation of its obligations under the covenant not to compete under the Purchase Agreement, or (2) Lender is not working for a competitor of Borrower, Borrower agrees to deliver to Lender or its assignee, within thirty
(30) days after the end of each month, a balance sheet and profit and loss statement covering Borrower's operations during such period and agrees to deliver to Lender or its assignee within ninety (90) days after the end of each Borrower's fiscal years, an audited statement of the financial condition of Borrower for each such fiscal year.

     Time is of the essence of this Note.

     This Note may be repaid in whole or in part without penalty. All partial prepayments, whether mandatory or voluntary, shall be applied to installments of principal in the inverse order of their maturities.

     This Note amends, restates and replaces the Secured Promissory Note dated November 16, 1990 by WFI ACQUISITION CORP. in favor of WILSHIRE FORM PRODUCTS, INC. (a different corporation from the undersigned) in the amount of TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS (US $250,000.00) and the Amended and Restated Promissory Note dated August 2, 1991, by WILSHIRE FOAM PRODUCTS, INC. in favor of HIRAM J. JOHNSON and BETH A. JOHNSON, Trustees of the JOHNSON TRUST, est. September 21, 1987 in the amount of TWO HUNDRED THOUSAND DOLLARS (U.S. $200,000).

     IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed, sealed and delivered in Rancho Domingues, California, on the date first above-written.


                                             ADVANCED MATERIALS GROUP,
                                             INC., a Nevada corporation
                                             ("Borrower")



                                             /s/Jerry E. Fullerton
                                             ------------------------------
                                             By: Jerry E. Fullerton
                                             Title: Vice President
                                                    and Controller

     NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN THIS NOTE IS SUBJECT TO AND PAYMENTS OF PRINCIPAL AND INTEREST IN RESPECT OF THIS NOTE ARE SUBORDINATED, TO THE EXTENT AND IN THE MANNER SPECIFIED IN THAT CERTAIN DEBT SUBORDINATION AGREEMENT DATED NOVEMBER 21, 1990, AMONG BORROWER, LENDER AND STANCHART BUSINESS CREDIT, INC., THAT CERTAIN SELLER DEBT SUBORDINATION AGREEMENT DATED AS OF JANUARY 23, 1991, AMONG BORROWER, LENDER AND BW CAPITAL CORPORATION (COLLECTIVELY THE "SUBORDINATION AGREEMENTS") AND THAT CERTAIN POST-CLOSING AGREEMENT DATED AUGUST 2, 1991, AMONG BORROWER AND HIRAM JOHNSON TO ALL SUPERIOR DEBT OF BORROWER, AS DEFINED IN THE SUBORDINATION AGREEMENTS AND THE POST-CLOSING AGREEMENT.

--------------------------------------------------------------------------------

                      AMENDED AND RESTATED PROMISSORY NOTE
                      -------------------------------------

US $265,000.00                                                   August 16, 1995
                                                    Rancho Dominguez, California


     FOR VALUE RECEIVED, the undersigned ADVANCED MATERIALS GROUP, INC., a Nevada corporation and a successor to WILSHIRE FOAM PRODUCTS, INC., a California corporation (hereinafter "Borrower"), hereby promises to pay to the order of HIRAM J. JOHNSON and BETH A. JOHNSON, Trustees of the JOHNSON TRUST, est. 9/21/87 (hereinafter "Lender"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of TWO HUNDRED SIXTY-FIVE THOUSAND AND NO/100 DOLLARS (US $265,000.00), together with simple interest from and after November 30, 1990, on the unpaid principal balance outstanding at a rate per annum equal to (i) eight percent (8%) until November 30, 1995, and (ii) 10% thereafter.

     Interest hereunder shall be computed on the basis of actual days elapsed over the period of a 360-day year.

     All accrued and unpaid interest through November 30, 1995, shall be paid on or before November 30, 1995. Accrued and unpaid interest thereafter shall be due and payable monthly no later than the 10th of the month. The entire unpaid principal balance and all remaining accrued, unpaid interest on this Note shall be due and payable on November 30, 1996.

     If this Note is required to be collected by or through an attorney at law, then Borrower shall be obligated to pay, in addition to the principal balance and accrued interest, reasonable attorneys' fees.

     To the fullest extent permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of nonpayment, notice of maturity, notice of protest, and diligence in collection.

     Whenever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy.

     This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

     This Note is issued pursuant to and is subject to that certain Purchase Agreement dated October 1, 1990, by and among Borrower and Wilshire Foam Products, Inc., (thereafter known as S&J Liquidating Corp.) and Messrs. Stephen P. Scibelli and Hiram Johnson (the "Purchase Agreement"), as amended, and is entitled to all of the benefits of the Purchase Agreement, including, but not limited to right of offset. All of the terms, covenants, and conditions of the Purchase Agreement are incorporated herein by reference except to the extent they conflict with the terms of this Note. This Note is nonassignable.

     As long as all debts to which this Note is subordinated pursuant to the Post-Closing Agreement have been fully satisfied, the occurrence of an "Event of Default" under this Note shall entitle Lender or its assignee at its option to declare the balance of the principal of the Note immediately due and payable, without notice to or demand upon Borrower, all of which Borrower hereby expressly waives. An "Event of Default" by Borrower under this Note shall occur only if one of the following occurs after this Note shall occur only if one of the following occurs after August 16, 1995, (i) Borrower fails to pay six (6) consecutive monthly installment payments due under this Note,
(ii) there is a change in ownership or control of fifty percent (50%) or more of the issued and outstanding common stock of Borrower in one or a series of related transfers (excluding transfers of the stock held by Lender), (iii) Borrower sells, transfer, leases or otherwise disposes of, whether by sale or otherwise, substantially all of its assets, or (iv) Borrower acquires, merges or consolidates with or into any other business organization and the shareholders of Borrower do not own a majority of the ownership interest of the surviving organization.

     Until all amounts due hereunder have been paid in full, and so long as (1) Lender is not in violation of its obligations under the covenant not to compete under the Purchase Agreement, or (2) Lender is not working for a competitor of Borrower, Borrower agrees to deliver to Lender or its assignee, within thirty
(30) days after the end of each month, a balance sheet and profit and loss statement covering Borrower's operations during such period and agrees to deliver to Lender or its assignee within ninety (90) days after the end of each Borrower's fiscal years, an audited statement of the financial condition of Borrower for each such fiscal year.

     Time is of the essence of this Note.

     This Note may be repaid in whole or in part without penalty. All partial prepayments, whether mandatory or voluntary, shall be applied to installments of principal in the inverse order of their maturities.

     This Note amends, restates and replaces the Promissory Note dated November 16, 1990 by WFI ACQUISITION CORP. in favor of WILSHIRE FOAM PRODUCTS, INC. in the amount of TWO HUNDRED SIXTY-FIVE THOUSAND AND NO/100 DOLLARS (US $265,000.00) and the Amended and Restated Promissory Note dated August 2, 1991, by WILSHIRE FOAM PRODUCTS, INC. in favor of HIRAM J. JOHNSON and BETH A. JOHNSON, Trustees of the JOHNSON TRUST, est. September 21, 1987 in the amount of TWO HUNDRED SIXTY-FIVE THOUSAND AND NO/100 DOLLARS (U.S. $265,000).

     IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed, sealed and delivered in Rancho Domingues, California, on the date first above-written.


                                             ADVANCED MATERIALS GROUP, INC.
                                             a Nevada corporation ("Borrower")




                                             /s/Jerry E. Fullerton
                                             ------------------------------
                                             By: Jerry E. Fullerton
                                             Title: Vice President
                                                    and Controller



                                        3